UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 23, 2015

Health Net, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 676-6000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.07.	Submission of Matters to a Vote of Security Holders

Health Net, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”) on October 23, 2015 to vote on the following proposals: (1) to adopt the Agreement and Plan of Merger, dated as of July 2, 2015, by and among Centene Corporation, Chopin Merger Sub I, Inc., Chopin Merger Sub II, Inc. and the Company, as amended from time to time (the “merger agreement”) (the “Merger Proposal”); (2) to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the merger contemplated by the merger agreement (the “Merger-Related Compensation Proposal”); and (3) to approve the adjournment from time to time of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to approve the Merger Proposal (the “Adjournment Proposal”). Each of these proposals is described in detail in the joint proxy statement/prospectus filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 21, 2015.

As of the close of business on the record date, September 22, 2015, 77,290,047 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. There were 62,065,550 shares of the Company’s common stock represented in person or by proxy at the Special Meeting, constituting a quorum. A summary of the voting results for the proposals is set forth below.

Proposal 1: The Merger Proposal.

The Company’s stockholders adopted the merger agreement. The following votes were tabulated votes “For” and “Against” the Merger Proposal, as well as the number of abstentions and “Broker Non-Votes”:

For	Against	Abstain	Broker Non-Votes
60,454,685	200,827	1,410,038	—

Proposal 2: The Merger-Related Compensation Proposal.

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the merger contemplated by the merger agreement. The following votes were tabulated votes “For” and “Against” the Merger-Related Compensation Proposal, as well as the number of abstentions and “Broker Non-Votes”:

For	Against	Abstain	Broker Non-Votes
56,621,685	3,898,971	1,544,894	—

Proposal 3: The Adjournment Proposal.

The Company’s stockholders approved the adjournment from time to time of the Special

Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to approve the Merger Proposal. The following votes were tabulated votes “For” and “Against” the Adjournment Proposal, as well as the number of abstentions and “Broker Non-Votes”:

For	Against	Abstain	Broker Non-Votes
56,725,124	4,032,229	1,308,197	—

Because the Merger Proposal was approved, the Adjournment Proposal was rendered moot and the Company did not adjourn the Special Meeting.

CAUTIONARY STATEMENTS: The Company and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act (“PSLRA”) of 1995, including statements in this and other reports, in press releases, presentations, filings with the Securities and Exchange Commission (“SEC”), reports to stockholders and in meetings with investors and analysts. All statements in this report, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are intended to be covered by the safe harbor for “forward-looking statements” provided by PSLRA. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to changes in circumstances and a number of risks and uncertainties. Without limiting the foregoing, statements including the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend,” “feels,” “will,” “projects” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied or projected by the forward-looking information and statements due to a number of factors, variables or events. Certain of these factors relate to the Company’s proposed business combination with Centene Corporation (“Centene”), including, among other things, the expected closing date of the transaction; the possibility that the expected synergies and value creation from the proposed merger will not be realized, or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the merger making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred; the possibility that the merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the risk that financing for the transaction may not be available on favorable terms; and certain other risks associated with the merger, as more fully discussed in the definitive joint proxy statement/prospectus that was filed with the SEC on September 21, 2015, in connection with the merger. Other factors include, among others, health care reform and other increased government participation in and taxation or regulation of health benefits and managed care operations, including but not limited to the implementation of, and subsequent modifications to, the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 and the regulations promulgated thereunder (collectively, the “ACA”) as well as any related fees, assessments and taxes; the Company’s ability to successfully participate in California’s Coordinated Care Initiative, which is subject to a number of risks inherent in untested health care initiatives and requires the Company to adequately predict the costs of providing benefits to individuals that are generally among the most chronically ill within each of Medicare and Medi-Cal and implement delivery systems for benefits with which the Company has limited operating experience; the Company’s ability to successfully participate in the federal and state health insurance exchanges under the ACA, which involve uncertainties related to the mix and volume of business that could negatively impact the adequacy of the Company’s premium rates and may not be sufficiently offset by the risk apportionment provisions of the ACA; increasing health care costs, including but not limited to costs associated with the introduction of new treatments or therapies; the Company’s ability to reduce administrative expenses while maintaining targeted levels of service and operating performance; the recompetition of the Company’s T-3 contract for the TRICARE North region; negative prior period claims reserve developments; rate cuts and other risks and uncertainties affecting the Company’s Medicare or Medicaid businesses; trends in medical care ratios; membership declines or negative changes in the Company’s health care product mix; unexpected utilization patterns or unexpectedly severe or widespread illnesses; failure to effectively oversee the Company’s third-party vendors; noncompliance by the Company or the Company’s business associates with any privacy laws or any security breach involving the misappropriation, loss or other unauthorized use or disclosure of confidential information; the timing of collections on amounts receivable from state and federal governments and agencies; litigation costs; regulatory issues with federal and state agencies including, but not limited to, the California Department of Managed Health Care and Department of Health Care Services, the Arizona Health Care Cost Containment System, the Centers for Medicare & Medicaid Services, the Office of Civil Rights of the U.S. Department of Health and Human Services and state departments of insurance; operational issues; changes in political, economic or market conditions; investment portfolio impairment charges; volatility in the financial markets; and general business and market conditions. The factors described in the context of such forward-looking statements in this report could cause the Company or Centene’s plans with respect to the proposed merger, actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the Company’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q filed with the SEC and the other risks discussed in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required by law, the Company undertakes no obligation to address or publicly update any of its forward-looking statements to reflect events or circumstances that arise after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

October 23, 2015	By:	/s/ James E. Woys
	Name:	James E. Woys
	Title:	Executive Vice President, Chief Financial and Operating Officer and Interim Treasurer